UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 21, 2019

USA Compression Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	1-35779	75-2771546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Congress Avenue Suite 450 Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 473-2662

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.                Regulation FD Disclosure.

On February 21, 2019, USA Compression Partners, LP (the “Partnership”) announced its intent, subject to market conditions, to offer, with its wholly-owned subsidiary USA Compression Finance Corp., a Delaware corporation, $500 million in aggregate principal amount of senior unsecured notes due 2027 (the “Notes”) in a private placement to eligible purchasers. In connection with the Notes offering, the Partnership is providing summary historical and pro forma financial and operating data of the Partnership to prospective investors in a preliminary offering memorandum, dated February 21, 2019, which such information is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Partnership intends to use the net proceeds from the offering of the Notes to repay a portion of its existing borrowings under its revolving credit facility.

The information in this Item 7.01, including Exhibit 99.1 of this Current Report on Form 8-K is being “furnished” and shall not be deemed to be “filed” by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of federal securities laws. Such forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Partnership’s control. All statements, other than historical facts included in this Current Report on Form 8-K, are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Although the Partnership believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements.

Item 8.01                   Other Information.

On February 21, 2019, the Partnership issued a press release, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference, announcing the offering of the Notes.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. The Notes will not initially be registered under the Securities Act or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and applicable state securities laws.

Item 9.01.                Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
99.1	Certain information being provided to potential investors in the Notes offering.
99.2	Press release dated February 21, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA COMPRESSION PARTNERS, LP

	By:	USA Compression GP, LLC,
its general partner

Date: February 21, 2019	By:	/s/ Christopher W. Porter
	Name:	Christopher W. Porter
	Title:	Vice President, General Counsel and Secretary

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